UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 29, 2016

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A is being filed as an amendment (the “Form 8-K/A”) to the current report on Form 8-K filed by Rexford Industrial Realty, Inc. with the Securities and Exchange Commission on November 29, 2016 (the “Original Form 8-K”). The sole purpose of this Form 8-K/A is to revise the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016 (unaudited) appearing in the Original Form 8-K to correct clerical errors in the amount of $98,000 in the line item “Acquired lease intangible assets, net” and $98,000 in the line item “Total Assets”. These errors were caused by the inadvertent addition, rather than subtraction, of the $49,000 adjustment in the column labeled “Property Disposition - Pro Forma Adjustments” and the line item “Acquired lease intangible assets, net”. This Form 8-K/A is only being filed to correct such errors and no other amendments or changes to the Original Form 8-K have been made.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 22, 2016, Rexford Industrial Realty, Inc., through its operating partnership, Rexford Industrial Realty, L.P., completed the sale of a 115,760 rentable square foot industrial property located at 22343-22349 La Palma Avenue, in Yorba Linda, California, to an unaffiliated third party for a contract price of $17.0 million.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(b)    The following pro forma financial statements are filed herewith:
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2016 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015 (unaudited)
Notes to the Pro Forma Condensed Consolidated Financial Statements

REXFORD INDUSTRIAL REALTY, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2016, is based on Rexford Industrial Realty, Inc.’s (the “Company”) historical consolidated balance sheet and gives effect to the sale on November 22, 2016, of a 115,760 rentable square foot industrial property located at 22343-22349 La Palma Avenue, in Yorba Linda, California (the “Property”), for a contract price of $17.0 million as if such transaction had occurred on September 30, 2016. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016, and the year ended December 31, 2015, have been prepared to reflect the estimated effect of the disposition of the Property as if such transaction had occurred on January 1, 2015.
The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the disposition of the Property had occurred on the dates discussed above, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effect of the disposition transaction have been made. The unaudited pro forma condensed financial statements should be read together with the Company’s historical consolidated financial statements and related notes included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2016, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 25, 2016.

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2016
(Unaudited and in thousands – except share and per share data)

	Rexford Industrial Realty, Inc. (A)	Property Disposition- Pro Forma Adjustments (B)	Pro Forma Rexford Industrial Realty, Inc.
ASSETS
Investments in real estate, net	$1,371,268	$(11,601)	$1,359,667
Cash and cash equivalents	55,263	16,251	71,514
Note receivable	5,817	—	5,817
Rents and other receivables, net	2,633	—	2,633
Deferred rent receivable, net	10,913	(66)	10,847
Deferred leasing costs, net	8,064	(53)	8,011
Deferred loan costs, net	996	—	996
Acquired lease intangible assets, net	38,093	(49)	38,044
Acquired indefinite-lived intangible	5,215	—	5,215
Other assets	5,522	—	5,522
Acquisition related deposits	400	—	400
Investment in unconsolidated real estate entities	—	—	—
Total Assets	1,504,184	4,482	1,508,666
LIABILITIES & EQUITY
Liabilities
Notes payable	500,428	—	500,428
Interest rate swap liability	5,938	—	5,938
Accounts payable, accrued expenses and other liabilities	18,433	(37)	18,396
Dividends payable	9,214	—	9,214
Acquired lease intangible liabilities, net	5,722	—	5,722
Tenant security deposits	14,946	(195)	14,751
Prepaid rents	3,945	(68)	3,877
Total Liabilities	558,626	(300)	558,326
Equity
Rexford Industrial Realty, Inc. stockholders’ equity
Preferred stock, $0.01 par value, 10,000,000 shares authorized; 5.875% series A cumulative redeemable preferred stock, liquidation preference $25.00 per share, 3,600,000 shares outstanding at September 30, 2016	86,664	—	86,664
Common Stock, $0.01 par value 490,000,000 shares authorized and 66,048,341 shares outstanding at September 30, 2016	658	—	658
Additional paid in capital	898,354	—	898,354
Cumulative distributions in excess of earnings	(56,651)	4,631	(52,020)
Accumulated other comprehensive loss	(5,764)	—	(5,764)
Total stockholders’ equity	923,261	4,631	927,892
Noncontrolling interests	22,297	151	22,448
Total Equity	945,558	4,782	950,340
Total Liabilities and Equity	$1,504,184	$4,482	$1,508,666

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016
(Unaudited and in thousands – except share and per share data)

	Rexford Industrial Realty, Inc. (AA)	Property Disposition- Pro Forma Adjustments (BB)	Pro Forma Rexford Industrial Realty, Inc.
RENTAL REVENUES
Rental income	$77,903	$(937)	$76,966
Tenant reimbursements	12,144	(30)	12,114
Other income	764	(15)	749
TOTAL RENTAL REVENUES	90,811	(982)	89,829
Management, leasing and development services	376	—	376
Interest income	228	—	228
TOTAL REVENUES	91,415	(982)	90,433
OPERATING EXPENSES
Property expenses	24,480	(371)	24,109
General and administrative	13,190	—	13,190
Depreciation and amortization	37,165	(294)	36,871
TOTAL OPERATING EXPENSES	74,835	(665)	74,170
OTHER EXPENSE
Acquisition expenses	1,490	—	1,490
Interest expense	10,774	—	10,774
TOTAL OTHER EXPENSE	12,264	—	12,264
TOTAL EXPENSES	87,099	(665)	86,434
Equity in income from unconsolidated real estate entities	1,451	—	1,451
Gains on sale of real estate	11,563		11,563
NET INCOME	17,330	(317)	17,013
Less: net income attributable to noncontrolling interest	(533)	10	(523)
NET INCOME ATTRIBUTABLE TO REXFORD INDUSTRIAL REALTY, INC.	16,797	(307)	16,490
Less: preferred stock dividends	(661)	—	(661)
Less: earnings allocated to participating securities	(223)	—	(223)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$15,913	$(307)	$15,606
Net income available to common stockholders per share - basic and diluted	$0.26		$0.25
Weighted average shares of common stock outstanding - basic	61,694,835		61,694,835
Weighted average shares of common stock outstanding - diluted	61,919,976		61,919,976

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(Unaudited and in thousands – except share and per share data)

	Rexford Industrial Realty, Inc. (CC)	Property Disposition- Pro Forma Adjustments (DD)	Pro Forma Rexford Industrial Realty, Inc.
RENTAL REVENUES
Rental revenues	$81,114	$(1,096)	$80,018
Tenant reimbursements	10,479	(27)	10,452
Other income	1,013	(14)	999
TOTAL RENTAL REVENUES	92,606	(1,137)	91,469
Management, leasing and development services	584	—	584
Interest income	710	—	710
TOTAL REVENUES	93,900	(1,137)	92,763
OPERATING EXPENSES
Property expenses	25,000	(440)	24,560
General and administrative	15,016	—	15,016
Depreciation and amortization	41,837	(488)	41,349
TOTAL OPERATING EXPENSES	81,853	(928)	80,925
OTHER EXPENSE
Acquisition expenses	2,136	—	2,136
Interest expense	8,453	—	8,453
TOTAL OTHER EXPENSE	10,589	—	10,589
TOTAL EXPENSES	92,442	(928)	91,514
Equity in income from unconsolidated real estate entities	93	—	93
Gain from early repayment of note receivable	581	—	581
Loss on extinguishment of debt	(182)	—	(182)
NET INCOME	1,950	(209)	1,741
Net income attributable to noncontrolling interests	(76)	8	(68)
NET INCOME ATTRIBUTABLE TO REXFORD INDUSTRIAL REALTY, INC.	1,874	(201)	1,673
Less: earnings allocated to participating securities	(223)	—	(223)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,651	$(201)	$1,450
Net income attributable to common stockholders per share - basic and diluted	$0.03		$0.03
Weighted average shares of common stock outstanding - basic and diluted	54,024,923		54,024,923

REXFORD INDUSTRIAL REALTY, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Balance sheet adjustments

(A)
Represents the unaudited historical balance sheet of the Company as of September 30, 2016. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, filed with the SEC on November 7, 2016.

(B)
Adjustments reflect the net sale proceeds received from the sale of the Property and the elimination of the related account balances as if the sale was consummated as of September 30, 2016. Cumulative distributions in excess of earnings and Noncontrolling interests have been increased to reflect the receipt of net sale proceeds and removal of assets and liabilities related to the sale, as follows (in thousands):

Contract sale price	$17,000
Closing credits and transaction costs	(749)
Net proceeds from sale	$16,251
Net book value of the Property	(11,469)
Gain on sale	$4,782

2.	Income statement adjustments
(AA) Represents the unaudited historical consolidated statement of operations of the Company for the nine months ended September 30, 2016. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, filed with the SEC on November 7, 2016.
(BB) The pro forma adjustments reflect the results of operations for the Property for the nine months ended September 30, 2016.
(CC) Represents the audited historical consolidated statement of operations of the Company for the year ended December 31, 2015. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 25, 2016.
(DD) The pro forma adjustments reflect the results of operations for the Property for the year ended December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
November 30, 2016	/s/ Adeel Khan
Adeel Khan Chief Financial Officer